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                                                                 EXHIBIT 10.23.1

                          AMENDMENT TO SECOND AMENDED
                          ---------------------------
                          AND RESTATED LOAN AGREEMENT
                          ---------------------------


     This Amendment to Second Amended and Restated Loan Agreement (this "Amendment") is made and entered into as of the 3lst day of July, 1998 by and between FRIEDMAN'S INC. (the "Borrower"), and FIRST UNION NATIONAL BANK (formerly known as FIRST UNION NATIONAL BANK OF GEORGIA) (the "Lender");

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender have made and entered into that certain Second Amended and Restated Loan Agreement, dated as of July 14, 1997 (the "Original Loan Agreement" and, as amended hereby, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement);

     WHEREAS, pursuant to the Original Loan Agreement, the Lender has extended to the Borrower credit facilities in the original principal amount of $25,000,000;

     WHEREAS, the Borrower desires to extend the maturity date of the credit facility to July 31, 1999, and the Lender is willing to agree to the same on the terms and conditions set forth herein;

     NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                          Amendments to Loan Documents
                          ----------------------------

     SECTION 1.1. The following definition in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "MATURITY DATE" shall mean July 31, 1999, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise).

     SECTION 1.2. Notwithstanding anything to the contrary in the Loan Agreement, the Note or any other Loan Document, the credit facility provided to Borrower is hereby extended until July 31, 1999, subject to earlier termination upon occurrence of a Default or Event of Default, and each reference in any such Loan Document to "April 30, 1999" as the maturity date of the credit facility is hereby amended to read "July 31, 1999".

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                                   ARTICLE 2
                          Conditions to Effectiveness
                          ---------------------------

     Section 2.1. The amendments to the Loan Agreement set forth in this Amendment shall become effective as of the date first above written (the "Effective Date") after all of the conditions set forth in Sections 2.2 through
2.5 hereof shall have been satisfied.

     SECTION 2.2. This Amendment shall have been executed and delivered by the Borrower.

     SECTION 2.3. The Lender shall have received counterparts or originals of each of the following, in form, scope and substance satisfactory to the Lender:

          (a) Secretarial and Incumbency Certificate from the Borrower; and

          (b) A certificate described in Section 2.4 below from the Borrower.

     SECTION 2.4. (a) As of the Effective Date, the representations and warranties set forth in the Loan Agreement, and the representations and warranties set forth in each of the Loan Documents, shall be true and correct in all material respects; (b) as of the Effective Date, no Defaults or Events of Default shall have occurred and be continuing; (c) the Bank shall have received from the Borrower a certificate dated the Effective Date, certifying the matters set forth in subsections (a) and (b) of this Section 2.4.

     SECTION 2.5. The Lender shall have received, in form, scope and substance satisfactory to the Lender, evidence of the extension of the termination date of the credit facilities extended to the Borrower under the NationsBank Credit Agreement and ABN Loan Agreement to July 31, 1999.


                                   ARTICLE 3
                                 Miscellaneous
                                 -------------

     Section 3.1. This Amendment, together with the Loan Documents, as in effect on the Effective Date, reflects the entire understanding with respect to the subject matter contained herein, and supersedes any prior agreements, whether written or oral.

     SECTION 3.2. References in this Amendment to any article or section are, unless otherwise specified, to such article or section in this Amendment.

     SECTION 3.3. This Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, novation or release of the Loan Agreement or any other Loan Document.

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     SECTION 3.4.  All fees and expenses of the Lender incurred in connection with the issuance, preparation and closing of the closing of the transactions contemplated hereby shall be payable by the Borrower promptly upon the submission of the bill therefor. If the Borrower shall fail to promptly pay such bill, the Lender is authorized to pay such bill through an advance of funds under the Line of Credit.

     SECTION 3.5. This Amendment shall be construed and enforced in accordance with and governed by the internal laws (as opposed to the conflicts of laws provisions) of the State of Georgia.

     SECTION 3.6. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Loan Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue in full force and effect.

     SECTION 3.7. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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     WITNESS the hand and seal of each of the undersigned as of the date first written above.

                              FIRST UNION NATIONAL BANK

                              By: /s/
                                  -------------------------

                              Title:
                                     ----------------------

                              BORROWER:

                              FRIEDMAN'S INC.

                              By: /s/ Victor M. Suglia
                                  --------------------------

                              Title: Sr. V.P. and CFO
                                     -----------------------

                              Attest: /s/
                                      ----------------------

                              Title:
                                     -----------------------

                                          [SEAL]

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